UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

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Preliminary Proxy Statement
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Definitive Proxy Statement
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Soliciting Material under §240.14a-12

UNUM GROUP
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

UNUM GROUP

2023 Annual Meeting to be held virtually on
May 25, 2023 9:30 AM EDT

Vote by May 24, 2023
11:59 PM EDT

UNUM GROUP
1 FOUNTAIN SQUARE
CHATTANOOGA, TN 37402

D98071-P87565-Z84429

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 25, 2023

You invested in UNUM GROUP and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting, which will be held virtually via live webcast at www.virtualshareholdermeeting.com/UNM2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online. You may also request a free paper or email copy of the proxy materials, which should be made prior to May 11, 2023 in order to facilitate timely delivery. If you would like to request a copy of proxy materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Attend and Vote Virtually at the Meeting*

May 25, 2023
9:30 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/UNM2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals described in the more complete proxy materials available to you on the Internet or by mail. Please see the reverse side of this notice for instructions on how to access or obtain a copy of the proxy materials and to vote on these important matters.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items	Board Recommends
1. Election of Directors:	
Nominees:	
1a. Theodore H. Bunting, Jr.	For
1b. Susan L. Cross	For
1c. Susan D. Devore	For
1d. Joseph J. Echevarria	For
1e. Cynthia L. Egan	For
1f. Kevin T. Kabat	For
1g. Timothy F. Keaney	For
1h. Gale V. King	For
1i. Gloria C. Larson	For
1j. Richard P. McKenney	For
1k. Ronald P. O'Hanley	For
2. To approve, on an advisory basis, the compensation of the company's named executive officers.	For
3. To indicate, on an advisory basis, that future advisory votes on executive compensation be held every one year, every two years, or every three years.	1 Year
4. To ratify the appointment of Ernst & Young LLP as the company's independent registered public accounting firm for 2023.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D98072-P87565-Z84429